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                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                              EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT ("Agreement") is made as of April 4, 2006 by and between Back Yard Burgers, Inc., a Delaware corporation (the "Company"), and Lattimore M. Michael ("Chairman").

         WHEREAS, Chairman and the Company previously entered into an Executive Employment Agreement dated April 15, 1993 (the "Employment Agreement") and a Severance Agreement dated October 11, 2004 (the "Severance Agreement");

         WHEREAS, as of the date of this Agreement, Chairman serves as the Chairman of the Board of Directors of the Company (the "Board") and the Chief Executive Officer of the Company;

         WHEREAS, effective as of the Effective Date (as defined below), the Chairman desires to resign as the Chief Executive Officer of the Company and serve solely as the Chairman of the Board and an employee of the Company, and the Company desires to so employ Chairman.

         NOW, THEREFORE, in consideration of the promises and the mutual agreements contained herein, the Company and Chairman hereby agree as follows:

         SECTION 1. EMPLOYMENT.

                  (a) Chairman agrees to resign as the Chief Executive Officer of the Company on the Effective Date. The Company agrees to continue to employ Chairman as Chairman of the Board and as an employee of the Company, and Chairman hereby accepts such employment with the Company, upon the terms and conditions set forth in this Agreement, for the period beginning on the Effective Date and ending as provided in
         Section 4 of this Agreement (the "Employment Period"). "Effective Date" means date on which the Company employs a permanent Chief Executive Officer to replace Chairman in his role as Chief Executive Officer of the Company.

                  (b) The Employment Agreement and the Severance Agreement shall each continue in effect until the day before the Effective Date and shall terminate on the Effective Date and, thereafter, be of no further force or effect, and, thereafter, Chairman shall not be entitled to any severance or other further compensation, payments or benefits thereunder (other than unpaid salary and bonus and other benefits accrued to the Effective Date).

         SECTION 2. POSITION AND DUTIES.

                  (a) Commencing on the Effective Date and continuing during the Employment Period, Chairman shall serve as Chairman of the Company, subject to




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         Chairman being elected to the Board by the stockholders of the Company in accordance with the Company's certificate of incorporation and bylaws, and as an employee of the Company, or in such other capacity as the Board may determine. As Chairman of the Company, Chairman shall preside at all meetings of the Board and shareholders at which he is present and shall perform such other duties and have such authority as from time to time may be delegated or assigned to him by the Board as are consistent with the duties of a member of the Board and as founder and spokesman. Such activities may include meeting with franchisees, appearing at franchisee meetings and Company events, performing promotional activities, appearing in Company advertisements or promotions, and evaluating and reporting to the Board regarding the performance of the Chief Executive Officer/President of the Company.

                  (b) Chairman shall perform his duties and responsibilities hereunder to the best of his abilities in a diligent, trustworthy, businesslike and efficient manner. In the performance of his duties hereunder, Chairman shall at all times report and be subject to the direction of the Board and perform his duties hereunder subject to and in accordance with the resolutions or any other determinations of the Board and the certificate of incorporation and by-laws of the Company and applicable law.

         SECTION 3. BASE SALARY AND BENEFITS.

                  (a) Subject to the terms of this Agreement, in consideration of Chairman's agreements contained herein, for the period beginning the Effective Date, Chairman's base salary shall be $85,000 per annum ("Base Salary"), which shall be payable under the same schedule as other employees of the Company or other agreed-upon equal installments during the year and shall be subject to deductions for customary withholdings, including, without limitation, federal and state withholding taxes and social security taxes.

                  (b) In addition to the Base Salary, Chairman shall be entitled to receive during the Employment Period (i) a car allowance in the amount of $10,012 per annum, (ii) health insurance consistent with health insurance provided through the Company plans, (iii) life insurance premiums of $5,030 per annum, (iv) use of a cellular telephone, and (v) reimbursement for out-of-pocket expenses incurred at the request of the Board or the Chief Executive Officer of the Company. All grants of stock options previously made to Chairman pursuant to any stock option or equity incentive plan of the Company (the "Option Plans") shall survive in accordance with the terms of such grants.

                  (c) Chairman shall not be entitled hereunder to (a) receive any grants of restricted stock or stock options under the Option Plans,
         (b) additional compensation for service on the Board, (c) receive any bonus or participate in any bonus plan or arrangement of the Company, or (c) except as provided in Section 3(b) hereof, otherwise participate in any retirement, disability, pension, savings, insurance and other fringe benefits or plans of the Company.



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         SECTION 4. TERM AND TERMINATION.

                  (a) Chairman's employment hereunder shall commence on the Effective Date and, unless sooner terminated pursuant to this Section 4, terminate as of the close of business on date of the Company's 2011 annual meeting of stockholders (the "Term"); provided, that Chairman shall serve only as an employee of the Company, and not as Chairman of the Board, during any period included in the Term in which the Chairman has not been elected by the Company's stockholders as a director of the Company.

                  (b) The Employment Period, and Chairman's employment hereunder as Chairman and an employee of the Company, and any and all rights of Chairman under this Agreement, shall terminate (except as otherwise provided in this Section 4):

                           (i) upon the death of Chairman;

                           (ii) upon disability of Chairman (as defined in
                  Section 7(f) hereof) immediately upon notice from either party to the other;

                           (iii) upon the Chairman's resignation or removal from
                  the Board;

                           (iv) upon notice from the Company to Chairman, with
                  or without Cause; and

                           (v) upon notice from Chairman to the Company.

                  (c) Upon termination of Chairman's employment hereunder as Chairman and an employee by the Company without Cause during the Term, Chairman will continue to receive an amount equal to the Base Salary and the other amounts payable pursuant to Section 3 hereof, less applicable deductions payable in accordance with standard payroll procedures, that Chairman otherwise would have received during the balance of such Term, and Chairman shall not be entitled to any further compensation, payments or benefits hereunder.

                  (d) Upon termination of Chairman's employment hereunder as Chairman and an employee (i) by the Company with Cause or as a result of Chairman's disability during the Term, (ii) by Chairman during the Term for any reason, including disability, or (iii) upon the death of the Chairman during the Term, or upon the Chairman's resignation from the Board during the Term or removal from the Board with Cause during the Term, in each case, the Company shall pay Chairman, within two weeks of such termination, amounts payable pursuant to Section 3 hereof earned through the termination date, and Chairman shall not be entitled to any further compensation, payments or benefits hereunder.

                  (e) "Cause" shall have the meaning set forth in the Company's bylaws for the removal of a director.

                  (f) Chairman will be deemed to be "disabled" if, for physical or mental reasons, Chairman is unable to perform the essential functions of Chairman's duties


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         under this Agreement for 90 consecutive days or 120 days during any twelve-month period.

         SECTION 5. NON-COMPETE. During the Employment Period Chairman will not, directly or indirectly engage or participate in any way, as an owner, officer, partner, member, employee, agent, independent contractor, board member or stockholder of any entity that is competitive with the Company.

         SECTION 6. CONSIDERATION. Chairman understands and agrees that he would not receive the monies and/or benefits specified herein but for his execution of this Agreement and the fulfillment of the promises contained herein.

         SECTION 7. GENERAL RELEASE OF CLAIMS. In exchange for, and in consideration of, the payments, benefits, and other commitments described above, Chairman, for himself and for each of his heirs, executors, administrators, and assigns, hereby fully releases, acquits, and forever discharges the Company and each of any predecessors, successors and assigns, parent corporations, subsidiary corporations thereof, affiliated corporations, and the officers, directors, shareholders, partners, employees, attorneys and agents, past and present, of each of the aforesaid entities ("Related Persons") of and from any and all claims, liabilities, causes of action, demands to any rights, damages, costs, attorneys' fees, expenses, and compensation whatsoever, of whatever kind or nature, in law, equity or otherwise, whether known or unknown, vested or contingent, suspected or unsuspected, that Chairman may now have, has ever had, or hereafter may have relating directly or indirectly to Chairman's employment with the Company on or prior to the date hereof or the provisions contemplated by this Agreement including, but not limited to, claims for wages, back pay; front pay; reinstatement; damages; or benefits. Chairman also releases any and all claims he may have that arose prior to the date of this Agreement, and hereby specifically waives and releases all claims, including, but not limited to, those arising under Title VII of the Civil Rights Act of 1964, as amended, the Civil Rights Act of 1991; the Equal Pay Act; the Americans With Disabilities Act of 1990; the Rehabilitation Act of 1973, as amended; Sections 1981 through 1988 of Title 42 of the United States Code, as amended; the Immigration Reform and Control Act, as amended; the Workers Adjustment and Retraining Notification Act, as amended; the Occupational Safety and Health Act, as amended; the Sarbanes-Oxley Act of 2002; the Consolidated Omnibus Budget Reconciliation Act (COBRA); the Family and Medical Leave Act; the Employee Retirement Income Security Act of 1974, as amended; the National Labor Relations Act; the Fair Labor Standards Act; the Age Discrimination in Employment Act of 1967; and any and all state or local statutes, ordinances, or regulations, as well as all claims arising under federal, state, or local law involving any tort, employment contract (express or implied), public policy, wrongful discharge, whistleblower or any other claim. This Section 7(a) shall not apply to rights or claims that may arise after the date of this Agreement; nor shall any provision of this Agreement be interpreted to waive, release, or extinguish any rights that -- by express and unequivocal terms of law -- may not under any circumstances be waived, released, or extinguished. The Company acknowledges that it is not currently aware of any material breach by Chairman of the terms and conditions of the existing Employment Agreement dated April 15, 1993.

         SECTION 8. AFFIRMATIONS. Chairman represents and affirms that he has no suits, claims, charges, complaints or demands of any kind whatsoever currently pending against the Company


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with any local, state, or federal court or any governmental, administrative, investigative, civil rights or other agency or board.

         SECTION 9. NO ASSIGNMENT. The Company and Chairman each represent and warrant that no person other than the signatories hereto had or has any interest in the matters referred to in this Agreement, that it has the sole right and exclusive authority to execute this Agreement, and that it has not sold, assigned, transferred, conveyed, or otherwise disposed of any claim, demand or legal right that is the subject of this Agreement.

         SECTION 10. GOVERNING LAW AND JURISDICTION. This Agreement shall be governed and conformed in accordance with the laws of the State of Tennessee without regard to its conflict of laws provision. In the event Chairman or the Company breaches any provision of this Agreement, Chairman and the Company affirm that either may institute an action to specifically enforce any term or terms of this Agreement.

         SECTION 11. CONDITIONS. Should Chairman ever breach any provision or obligation under this Agreement, Chairman explicitly agrees to pay all damages (including, but not limited to, litigation and/or defense costs, expenses, and reasonable attorneys' fees) incurred by the Company as a result of Chairman's breach. Nothing in this paragraph shall, or is intended to, limit or restrict any other rights or remedies the Company may have by virtue of this Agreement or otherwise. Should the Company ever breach any provision or obligation under this Agreement, the Company explicitly agrees to pay all damages (including, but not limited to, litigation and/or defense costs, expenses, and reasonable attorneys'
fees) incurred by Chairman as a result of the Company' breach. Nothing in this paragraph shall, or is intended to, limit or restrict any other remedies Chairman may have by virtue of this Agreement or otherwise.

         SECTION 12. NO ADMISSION OF LIABILITY. The parties hereto agree that neither this Agreement nor the furnishing of the consideration for this Agreement shall be deemed or construed at anytime for any purpose as an admission by the Company or Chairman of any liability or unlawful conduct of any kind.

         SECTION 13. HEADINGS. The headings of the provisions herein are intended for convenient reference only, and the same shall not be, nor be deemed to be, interpretative of the contents of such provision.

         SECTION 14. MODIFICATION OF AGREEMENT. This Agreement may not be amended, revoked, changed, or modified in any way, except in writing executed by all Parties. Chairman agrees not to make any claim at any time or place that this Agreement has been verbally modified in any respect whatsoever. No waiver of any provision of this Agreement will be valid unless it is in writing and signed by the party against whom such waiver is charged. The parties acknowledge that only Counsel for the Company has the authority to modify this Agreement on behalf of the Company.

         SECTION 15. INTERPRETATION. The language of all parts of this Agreement shall in all cases be construed as a whole, according to its fair meaning, and not strictly for or against any of the Parties. This Agreement has been negotiated by and between attorneys for the Parties and shall not be construed against the "drafter" of the Agreement. If any portion or provision of this


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Agreement (including, without implication of limitation, any portion or provision of any section of this Agreement) is determined to be illegal, invalid, or unenforceable by any court of competent jurisdiction and cannot be modified to be legal, valid, or enforceable, the remainder of this Agreement shall not be affected by such determination and shall be valid and enforceable to the fullest extent permitted by law, and said illegal, invalid, or unenforceable portion or provision shall be deemed not to be a part of this Agreement. In the event of a breach or threatened breach of any of the duties and obligations of Chairman under this Agreement, the Company shall be entitled, in addition to any other legal or equitable remedies it may have in connection therewith (including any right to damages that the Company may suffer), to a temporary, preliminary, and/or permanent injunction restraining such breach or threatened breach.

         SECTION 16. BINDING NATURE OF AGREEMENT. This Agreement shall be binding upon each of the Parties and upon their respective heirs, administrators, representatives, executors, successors, and assigns, and shall inure to the benefit of each party and to their respective heirs, administrators, representatives, executors, successors, and assigns.

         SECTION 17. ENTIRE AGREEMENT. This Agreement sets forth the entire Agreement between the parties hereto, and fully supersedes any prior obligation of the Company to Chairman. Chairman acknowledges that he has not relied on any representations, promises, or agreements of any kind made to him in connection with his decision to accept this Agreement, except for those set forth in this Agreement.

         SECTION 18. NOTICE REQUIREMENTS. Each notice ("Notice") provided for under this Agreement, must comply with the requirements as set forth in this paragraph. Each Notice shall be in writing and sent by facsimile or depositing it with a nationally recognized overnight courier service that obtains receipts (such as Federal Express or UPS Next Day Air), addressed to the appropriate party (and marked to a particular individual's attention, if so indicated) as hereinafter provided. Each Notice shall be effective upon being so telecopied or deposited, but the time period in which a response to any notice must be given or any action taken with respect thereto shall commence to run from the date of receipt of the Notice by the addressee thereof, as evidenced by the return receipt. Rejection or other refusal by the addressee to accept or the inability to deliver because of a changed address of which no Notice was given shall be deemed to be the receipt of the Notice sent. Any party shall have the right from time to time to change the address or individual's attention to which notices to it shall be sent by giving to the other party at least ten (10) days prior Notice thereof. The parties' addresses for providing Notices hereunder shall be as follows:

                  If to the Company:          Back Yard Burgers, Inc.
                                              1657 Shelby Oaks Dr. N. Ste. 105
                                              Memphis, Tennessee 38134
                                              Attn: Chief Executive Officer




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


                  If to Chairman:             Lattimore M. Michael

                                              ---------------------------

                                              ---------------------------



         SECTION 19. TIME TO SIGN AND RETURN AGREEMENT. Chairman acknowledges and agrees that he first received the original of this Agreement on or before April 4, 2006. Chairman also understands and agrees that he has been given at least 21 calendar days from the date he first received this Agreement to obtain the advice and counsel of the legal representative of his choice and to decide whether to sign it. Chairman acknowledges that he has been advised and has sought the advice of his own counsel. Chairman understands that he may sign the Agreement at any time on or before the expiration of this 21-day period. Chairman also understands that for seven calendar days after he signs this Agreement he has the right to revoke it, and that this Agreement will not become effective and enforceable until after the expiration of this seven-day period in which he did not exercise his right of revocation. Chairman specifically understands and agrees that any attempt by him to revoke this Agreement after the seven-day period has expired is, or will be, ineffective. Chairman represents and agrees that he has thoroughly discussed all aspects and effects of this Agreement with his attorney, that he has had a reasonable time to review the Agreement, that he fully understands all the provisions of the Agreement and that he is voluntarily entering into this Agreement.

         SECTION 20. SELECTIVE ENFORCEMENT. The parties hereto agree that the failure of any party to enforce or exercise any right, condition, term, or provision of this Agreement shall not be construed as or deemed a relinquishment or waiver thereof, and the same shall continue in full force and effect.

         CHAIRMAN IS HEREBY ADVISED THAT HE HAS A REASONABLE PERIOD OF TIME TO REVIEW AND CONSIDER THIS AGREEMENT AND IS HEREBY ADVISED THAT HE SHOULD CONSULT WITH AN ATTORNEY PRIOR TO THE EXECUTION OF THIS AGREEMENT.

         HAVING ELECTED TO EXECUTE THIS AGREEMENT, TO FULFILL THE PROMISES AND TO RECEIVE THE SUMS AND BENEFITS HEREUNDER, CHAIRMAN FREELY, VOLUNTARILY AND KNOWINGLY, AND AFTER DUE CONSIDERATION, ENTERS INTO THIS AGREEMENT INTENDING TO WAIVE, SETTLE, AND RELEASE ALL CLAIMS HE HAS OR MIGHT HAVE AGAINST THE COMPANY AS OF THE DATE HEREOF.






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         ACCEPTED AND AGREED:



         By:      /s/ Lattimore M. Michael
            -----------------------------------------
                  LATTIMORE M. MICHAEL

         Date:    April 4, 2006
              ---------------------------------------













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         STATE OF TENNESSEE      )
                                 )
         COUNTY OF SHELBY        )


             BEFORE ME, the undersigned authority on this 4th day of April 2006, personally appeared LATTIMORE M. MICHAEL, known to me to be the person whose name is subscribed to the foregoing instrument and signed in my presence and swore upon oath this Agreement was executed for the purposes and consideration therein expressed.

         SUBSCRIBED AND SWORN TO BEFORE ME on this 4th day of April 2006, to certify which witness my hand and seal of office.



                                               /s/ Dixie McConnell
                                          ----------------------------------
                                          NOTARY PUBLIC



                                                Dixie McConnell
                                          -----------------------------------
                                                (Printed Name of Notary)



         My Commission Expires:

               1/15/08
         -----------------------

         ACCEPTED AND AGREED:



         BACK YARD BURGERS, INC.



         By:      /s/ Joseph L. Weiss
            -----------------------------------------
         Name:    Joseph L. Weiss
              ---------------------------------------
         Title:   COO
               --------------------------------------


         Date:    April 4, 2006
              ---------------------------------------

         STATE OF TENNESSEE         )
                                    )
         COUNTY OF SHELBY           )


                  BEFORE ME, the undersigned authority on this 4th day of April 2006, personally appeared Joseph L. Weiss, known to me to be the person whose name is subscribed to the foregoing instrument and signed in my presence and swore upon oath this Agreement was executed for the purposes and consideration therein expressed.

         SUBSCRIBED AND SWORN TO BEFORE ME on this 4th day of April 2006, to certify which witness my hand and seal of office.



                                                     /s/ Dixie McConnell
                                              ----------------------------------
                                              NOTARY PUBLIC



                                                        Dixie McConnell
                                              ----------------------------------
                                              (Printed Name of Notary)



         My Commission Expires:



                  1/15/08
         ------------------------











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